Supplement to the
Fidelity® Trend Fund
February 28, 2006
Prospectus

Effective February 1, 2007, the following information replaces similar information found in the "Fund Summary" section on page 3.

Principal Investment Strategies

  Normally investing primarily in common stocks.
  Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called "growth" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Effective February 1, 2007, the following information supplements information found under the heading "Principal Investment Risks" in the "Fund Summary" section on page 3.

  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

Effective February 1, 2007, the following information replaces similar information found in the "Fund Basics" section beginning on page 6.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks.

FMR invests the fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

Although FMR focuses on investing the fund's assets in securities issued by larger-sized companies, FMR may also make substantial investments in securities issued by medium and smaller companies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

TRE-07-02 February 14, 2007
1.717691.112

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Effective February 1, 2007, the following information supplements information found under the heading "Principal Investment Risks" in the "Fund Basics" section beginning on page 6.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

The following information replaces the biographical information for Ramin Arani found in the "Fund Management" section on page 20.

Jeffrey Feingold is vice president and manager of Fidelity Trend Fund, which he has managed since February 2007. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Feingold has worked as a research analyst and manager.

Effective February 1, 2007, the following information replaces the similar information found in the "Fund Management" section beginning on page 20.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to a blend of the performance of the S&P 500® and the Russell 1000® Growth Index.

For the period prior to February 1, 2007, the fund compares its performance to the S&P 500. For the period beginning February 1, 2007, the fund compares its performance to the Russell 1000 Growth Index. Because the performance adjustment is based on a rolling 36 month measurement period, during a transition period the fund's performance will be compared to a blended index return that reflects the performance of the Russell 1000 Growth Index for the portion of the 36 month performance measurement period beginning February 1, 2007 and the performance of the S&P 500 for the remainder of the measurement period. At the conclusion of the transition period, the performance of the S&P 500 will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the Russell 1000 Growth Index.

Effective February 1, 2007, the following information replaces the similar information found in the "Fund Management" section on page 20.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of a blend of the performance of the S&P 500 and the Russell 1000 Growth Index.